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    As filed with the Securities and Exchange Commission on January 19, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              --------------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 1999

                     TWEETER HOME ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24091                 04-341753
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)

                              --------------------

                                 10 PEQUOT WAY
                          CANTON, MASSACHUSETTS 02021
   (ADDRESS, INCLUDING ZIP CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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Item 5. Other Events

On January 19, 1999 Tweeter Home Entertainment Group, Inc. announced earnings results for the quarter ended December 31, 1998. A copy of the press release is attached as an exhibit to this report.


Item 7. Exhibits


      Exhibit Number        Exhibit

      99                    Press Release dated January 19, 1999


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


TWEETER HOME ENTERTAINMENT GROUP, INC.
Registrant





By: /s/ Joseph G. McGuire
Joseph G. McGuire
Chief Financial Officer

DATED: January 19, 1999

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